Borrowings	6 Months Ended
Jun. 30, 2026
Short-Term Debt [Abstract]
Borrowings	Borrowings
Borrowings consisted of the following:

	As of December 31,	As of June 30,
	2025	2026
Short-term bank borrowings	310,587	430,174
Long-term bank borrowings due within one year	72	14,670
Total short-term borrowings	310,659	444,844

Long-term borrowings	5,659	127,881
Less: long-term borrowings due within one year	(72)	(14,670)
Less: capitalization of debt issuance costs	—	(1,392)
Total long-term borrowings	5,587	111,819

The weighted average interest rates of short-term borrowings outstanding as of December 31, 2025 and June 30, 2026 were 3.70% and 3.56% per annum, respectively. The weighted average interest rates of long-term borrowings outstanding as of December 31, 2025 and June 30, 2026 were 2.81% and 3.58% per annum, respectively.

As of December 31, 2025 and June 30, 2026, the Group had a total line of credit in the amount of US$329,498 and US$642,315, of which the unused portion was US$13,252 and US$73,734, respectively.

Syndicated loan

In June 2026, the Group entered into a syndicated loan agreement (the “Loan Agreement”) with a banking syndicate for the purpose of financing the acquisition (“Acquisition”) of 100% of the equity interests in Hubei Qiguang Technology Co., Ltd. (“Hubei Qiguang”), an entity under common control.The Loan Agreement provides for a syndicated acquisition loan facility in an aggregate principal amount of up to RMB1,260,000 (approximately US$185 million). The loan bears interest at a floating rate equal to the 5-year Loan Prime Rate (LPR) plus 10 basis points per annum, repriced every 12 months. Interest is payable quarterly. The loan has a term of up to 10 years and is repayable in semi-annual installments commencing December 2026. The proceeds of the loan are to be used exclusively to fund the Acquisition. As of June 30, 2026, the Group had drawn down RMB800,000 (equivalent to US$117,723) under the facility.

In connection with the Loan Agreement, the Group is required to pay an aggregate arrangement fee of RMB15,000 (approximately US$2,210) to the banking syndicate in nine installments. The arrangement fee is non-refundable upon voluntary prepayment of the loan. The unamortized debt issuance costs are presented as a direct deduction from the carrying amount of the syndicated loan and amortized as interest expense over the term of the loan using the effective interest method. As of June 30, 2026, RMB9,450 (equivalent to US$1,392) of the arrangement fee had been capitalized as debt issuance costs.

The obligations under the loan are secured by a pledge over 100% of the equity interests in Hubei Qiguang. Hubei Qiguang also provided an irrevocable joint and several guarantee in respect of the obligations of the Group under the Loan Agreement.

Borrowings as of December 31, 2025 and June 30, 2026 were secured by the following:

December 31, 2025

Short-term borrowings	Secured by
310,587	Unsecured borrowing.

Long-term borrowings (including current portion)	Secured by
5,659	Unsecured borrowing.
316,246
June 30, 2026

Short-term borrowings	Secured by
430,174	Unsecured borrowing.

Long-term borrowings (including current portion)	Secured by
8,766	Unsecured borrowing.
119,115	Secured by a pledge over 100% of the equity interests in Hubei Qiguang. Hubei Qiguang also provided an irrevocable joint and several guarantee in respect of the obligations of the Group under the Loan Agreement.
558,055

As of June 30, 2026, the aggregate maturities of long-term borrowings (including current portion) outstanding were as follows:

Amount
US$
Year ending June 30, 2027	14,670
Year ending June 30, 2028	17,690
Year ending June 30, 2029	14,732
Year ending June 30, 2030	17,678
Year ending June 30, 2031	17,678
Thereafter	45,433
Total long-term borrowings (including current portion)	127,881

Total long-term borrowings in the consolidated balance sheets includes a reduction for unamortized debt issuance costs, which are excluded from the maturities table above.